Exhibit 99.2

February 17, 2010 Fourth Quarter Results

Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s Form 10-K with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Where to Find Materials/Archives A replay of the conference call will be available through March 3,2010 at (800) 475-6701 in the U.S., access code: 143234, and internationally at (320) 365-3844, access code: 143234. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

Agenda Fourth Quarter Highlights Financial Summary Summary Appendices Note: All ’09 and ’08 data, other than as noted, for continuing operations only.

Fourth Quarter Highlights

Fourth Quarter Highlights Net sales of $786.3 mm - Up 7.4% versus prior year; constant currency basis down 0.9% - Downturn continued to affect demand across most product lines, but year over year comparisons were more favorable than in first three quarters; some increase in demand in selected product areas Adjusted EBITDA* of $154.9 mm - Up 17.9% versus prior year - Up 8.9% on a constant currency basis Adjusted EBITDA* margin of 19.7% - Improvement over 17.9% margin in Q4 2008 - Slightly higher volumes and cost cutting measures drove improvement vs. prior year - FY 2009 Adjusted EBITDA margin of 18.2% Adjusted EPS* of $0.20 - Increase versus prior year driven primarily by cost reductions Free cash flow* of $97.4 mm - Continued tight management of capex and working capital contributed to strong cash flow generation - FY 2009 free cash flow of $299.0 mm * Non-GAAP measure; see reconciliation in the appendix

Fourth Quarter and Full Year Summary

($M) , except EPS	Fourth Quarter				Full Year			
			% Change				*% Change*	
	Yr 2009	**Yr 2008**	*Total*	*Constant Currency* [b]	**Yr 2009**	**Yr 2008**	*Total*	*Constant Currency* [b]
Continuing Operations:								
Net Sales	786.3	732.3	*7.4%*	*(0.9%)*	2,962.9	3,380.1	*(12.3%)*	*(8.9%)*
Adjusted EBITDA [a]	154.9	131.4	*17.9%*	*8.9%*	540.5	638.9	*(15.4%)*	*(12.8%)*
Adj. EBITDA Margin	*19.7%*	*17.9%*	*1.8 ppt*		*18.2%*	*18.9%*	*(0.7) ppt*	
Net Income (Loss) - as reported	11.3	(734.1)	*101.5%*		18.3	(634.6)	*102.9%*	
EPS (Diluted) - as reported [c]	0.15	(9.91)	*101.5%*		0.24	(8.58)	*102.8%*	
Net Income - as adjusted [d]	15.2	14.3	*6.3%*		36.8	143.9	*(74.4%)*	
EPS (Diluted) - as adjusted [d] [e]	0.20	0.19	*5.3%*		0.49	1.89	*(74.1%)*	

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.
(b) Based on constant currencies. See Appendices.
(c) For the fourth quarter, Yr 2009 based on share count of 76,237; Yr 2008 based on share count of 74,059.
For the full year, Yr 2009 based on share count of 74,851; Yr 2008 based on share count of 73,983.
(d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices.
(e) The effect of stock-based awards is excluded from as reported EPS for the fourth quarter of 2008 as it is anti-dilutive. On an as adjusted basis, these awards are dilutive; normalized diluted shares outstanding were 74,209 for the fourth quarter 2008 and 76,092 for the full year 2008.

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ROCKWOOD HOLDINGS, INC. 7

Net Sales Growth Fourth Quarter Full Year ($M) Net Sales % Change ($M) Net Sales % Change Yr 2009 Qtr 4 786.3 Yr 2009 YTD 2,962.9 Yr 2008 Qtr 4 732.3 Yr 2008 YTD 3,380.1 Change 54.0 7.4% Change (417.2) (12.3%) Due to (Approx.): Due to (Approx.): Pricing (8.4) (1.1%) Pricing 59.2 1.8% Currency 60.6 8.3% Currency (114.9) (3.4%) Volume/Mix (a) 1.8 0.2% Volume/Mix (a) (361.5) (10.7%) (a) Volume includes bolt-on-acquisitions and the venture with Kemira (only in Full Year)

Results By Segment – Fourth Quarter @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q4 2009 Q4 2008 Total Constant Currency (b) Q4 2009 % Sales Q4 2008 % Sales Total Constant Currency (b) Specialty Chemicals 273.6 265.9 2.9% (5.3%) 69.8 25.5% 71.6 26.9% (2.5%) (8.5%) Performance Additives 153.9 158.8 (3.1%) (6.9%) 23.9 15.5% 7.6 4.8% 214.5% 202.6% Titanium Dioxide Pigments 185.5 154.0 20.5% 7.5% 31.7 17.1% 22.9 14.9% 38.4% 24.0% Advanced Ceramics 118.6 101.0 17.4% 6.3% 32.4 27.3% 28.7 28.4% 12.9% 1.0% Specialty Compounds 53.2 50.7 4.9% 2.0% 8.5 16.0% 7.3 14.4% 16.4% 13.7% Corporate and Other 1.5 1.9 (21.1%) (31.6%) (11.4) (6.7) (70.1%) (65.7%) Total Rockwood - continuing operations $786.3 $732.3 7.4% (0.9%) $154.9 19.7% $131.4 17.9% 17.9% 8.9% Disc. Operations - Pool & Spa Chemicals - 2.9 (100.0%) (100.0%) - 0.3 10.3% (100.0%) (100.0%) Total Rockwood $786.3 $735.2 7.0% (1.3%) $154.9 19.7% $131.7 17.9% 17.6% 8.7% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based o n constant currencies. See Appendices.

Results By Segment – Full Year @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) FY 2009 FY 2008 Total Constant Currency (b) FY 2009 % Sales FY 2008 % Sales Total Constant Currency (b) Specialty Chemicals 996.6 1,232.6 (19.1%) (15.5%) 245.7 24.7% 313.0 25.4% (21.5%) (19.5%) Performance Additives 671.5 835.6 (19.6%) (15.9%) 95.1 14.2% 107.1 12.8% (11.2%) (7.4%) Titanium Dioxide Pigments 666.3 534.8 24.6% 26.3% 97.3 14.6% 83.1 15.5% 17.1% 18.3% Advanced Ceramics 412.2 505.9 (18.5%) (15.1%) 107.7 26.1% 150.2 29.7% (28.3%) (25.3%) Specialty Compounds 210.7 261.5 (19.4%) (14.8%) 34.0 16.1% 34.0 13.0% 0.0% 3.8% Corporate and Other 5.6 9.7 (42.3%) (39.2%) (39.3) (48.5) 19.0% 17.5% Total Rockwood - continuing operations $2,962.9 $3,380.1 (12.3%) (8.9%) $540.5 18.2% $638.9 18.9% (15.4%) (12.8%) Disc. Operations - Pool & Spa Chemicals - 54.9 (100.0%) (100.0%) - - 5.4 9.8% (100.0%) (100.0%) Total Rockwood $2,962.9 $3,435.0 (13.7%) (10.4%) $540.5 18.2% $644.3 18.8% (16.1%) (13.6%) (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based o n constant currencies. See Appendices.

Specialty Chemicals In the Fine Chemicals business, lower selling prices of potash were partially offset by lower raw material costs. In the Surface Treatment business, higher selling prices and lower raw material costs were partially offset by lower volumes, particularly in general industrial applications. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Fourth Quarter 273.6 265.9 2.9% (5.3%) 69.8 71.6 (2.5%) (8.5%) Adj. EBITDA Margin 25.5% 26.9% (1.4) ppt Full Year 996.6 1,232.6 (19.1%) (15.5%) 245.7 313.0 (21.5%) (19.5%) Adj. EBITDA Margin 24.7% 25.4% (0.7) ppt

Performance Additives Adjusted EBITDA was positively impacted by lower raw material costs and cost control measures. Results were negatively impacted by lower volumes of construction-related products in the Color Pigments and Services business and lower selling prices in the Timber Treatment Chemicals business. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Fourth Quarter 153.9 158.8 (3.1%) (6.9%) 23.9 7.6 214.5% 202.6% Adj. EBITDA Margin 15.5% 4.8% 10.7 ppt Full Year 671.5 835.6 (19.6%) (15.9%) 95.1 107.1 (11.2%) (7.4%) Adj. EBITDA Margin 14.2% 12.8% 1.4 ppt

Titanium Dioxide Pigments Higher demand for titanium dioxide and functional additives had a favorable effect on results. Adjusted EBITDA was also positively impacted by productivity improvements, lower raw material costs and a favorable product mix. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Fourth Quarter 185.5 154.0 20.5% 7.5% 31.7 22.9 38.4% 24.0% Adj. EBITDA Margin 17.1% 14.9% 2.2 ppt Full Year 666.3 534.8 24.6% 26.3% 97.3 83.1 17.1% 18.3% Adj. EBITDA Margin 14.6% 15.5% (0.9) ppt

Advanced Ceramics Higher volumes in most applications and the impact of a bolt-on acquisition were partially offset by higher raw material costs. Cost control efforts contributed to a strong Adjusted EBITDA margin of 27.3%. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Fourth Quarter 118.6 101.0 17.4% 6.3% 32.4 28.7 12.9% 1.0% Adj. EBITDA Margin 27.3% 28.4% (1.1) ppt Full Year 412.2 505.9 (18.5%) (15.1%) 107.7 150.2 (28.3%) (25.3%) Adj. EBITDA Margin 26.1% 29.7% (3.6) ppt

Specialty Compounds Net sales and Adjusted EBITDA were up primarily from higher volumes in consumer / industrial applications, partially offset by lower selling prices. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Fourth Quarter 53.2 50.7 4.9% 2.0% 8.5 7.3 16.4% 13.7% Adj. EBITDA Margin 16.0% 14.4% 1.6 ppt Full Year 210.7 261.5 (19.4%) (14.8%) 34.0 34.0 0.0% 3.8% Adj. EBITDA Margin 16.1% 13.0% 3.1 ppt

Progress of Cost Reduction and Restructuring Programs Cost Savings ($M) 2009 Actual Incremental Savings 2009 vs. 2008 $142.6 Headcount Reduction Sept. ‘08 * Dec. ‘09 Total Headcount 10,710 9,523 - Change (1,187) * Sept. 2008 proforma for acquisitions/divestitures

Financial Summary

Income Statement - Reported ($M) Fourth Quarter Full Year Yr 2009 Yr 2008 Yr 2009 Yr 2008 Net sales 786.3 732.3 2,962.9 3,380.1 Gross profit 238.7 201.0 855.2 1,014.3 Gross Profit % 30.4% 27.4% 28.9% 30.0% Operating Income (a) 69.9 (786.1) 219.8 (489.4) Operating income % 8.9% (107.3%) 7.4% (14.5%) Interest expense (b) (47.6) (91.4) (180.2) (231.1) Interest income 0.9 1.8 2.1 6.0 Interest expense, net (46.7) (89.6) (178.1) (225.1) Gain (loss) on early extinguishment of debt, net - 4.0 (26.6) 4.0 Foreign exchange gain (loss) 0.6 (20.1) 16.0 (32.3) Other, net 0.2 - 0.6 0.7 Income (loss) from continuing operations before taxes $24.0 $(891.8) $31.7 $(742.1) Income tax provision (benefit) 10.3 (74.5) 17.2 (23.9) Income (loss) from continuing operations $13.7 $(817.3) $14.5 $(718.2) (Loss) income from discontinued operations, net of tax (0.5) 0.4 2.8 3.3 Gain on sale of discontinued operations, net of tax - 42.9 - 42.9 Net income (loss) $13.2 $(774.0) $17.3 $(672.0) Net (income) loss attributable to noncontrolling interest (2.4) 83.2 3.8 83.6 Net income (loss) attributable to Rockwood Holdings, Inc. $10.8 $(690.8) $21.1 $(588.4) Amounts attributable to Rockwood Holdings, Inc.: Income (loss) from continuing operations 11.3 (734.1) 18.3 (634.6) (Loss) income from discontinued operations (0.5) 43.3 2.8 46.2 Net income (loss) $10.8 $(690.8) $21.1 $(588.4) (a) 2008 includes a goodwill impairment charge of $809.5 mm recorded in the fourth quarter. (b) Interest expense includes: Interest expense on debt (48.5) (44.2) (176.2) (170.0) Mark-to market gains (losses) on interest rate swaps 2.6 (44.7) 3.9 (51.5) Deferred financing costs (1.7) (2.5) (7.9) (9.6) Total $(47.6) $(91.4) $(180.2) $(231.1)

Reconciliation of Net Income to Adjusted EBITDA ($M) 2009 2008 2009 2008 Net income (loss) attributable to Rockwood Holdings, Inc. 10.8 (690.8) 21.1 (588.4) Net gain (loss) attributable to noncontrolling interest 2.4 (83.2) (3.8) (83.6) Net income (loss) 13.2 (774.0) 17.3 (672.0) Income tax provision (benefit) 10.3 (74.5) 17.2 (23.9) Loss (income) from discontinued operations, net of tax 0.5 (0.4) (2.8) (3.3) Gain on sale of discontinued operations, net of tax - (42.9) - (42.9) Income (loss) from continuing operations before taxes 24.0 (891.8) 31.7 (742.1) Interest expense, net 46.7 89.6 178.1 225.1 Depreciation and amortization 74.5 68.3 283.0 258.9 Sub-Total 145.2 (733.9) 492.8 (258.1) Goodwill impairment charges - 809.5 - 809.5 Restructuring and other severance costs 4.8 29.6 20.8 35.3 Systems/organization establishment expenses 0.8 5.8 6.3 12.9 Acquisition and disposal costs 3.0 0.8 3.0 1.7 Inventory write-up charges - 2.7 - 6.9 (Gain) loss on early extinguishment of debt, net - (4.0) 26.6 (4.0) Loss (gain) on sale of assets and other 0.8 (0.6) 0.5 (2.4) Acquired in-process research and development - 0.1 - 2.9 Foreign exchange (gain) loss, net (0.6) 20.1 (16.0) 32.3 Other 0.9 1.3 6.5 1.9 Adjusted EBITDA from continuing operations $154.9 $131.4 $540.5 $638.9 Discontinued Operations - Pool & Spa Chemicals - 0.3 - 5.4 Total Adjusted EBITDA $154.9 $131.7 $540.5 $644.3 Full Year Fourth Quarter

Reconciliation of Net Income/EPS as Reported to Net Income/EPS as Adjusted Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $11.3 $0.15 $18.3 $0.24 Adjustments to expenses from continuing operations: Restructuring and other severance costs 3.4 0.04 15.9 0.21 Acquisition and disposal costs 2.6 0.03 2.6 0.03 Losses on asset sales and other 0.6 0.01 0.4 0.01 Systems/organization establishment expenses 0.4 0.01 4.2 0.06 Loss on early extinguishment of debt, net - - 19.4 0.26 Other 1.5 0.01 5.7 0.09 Subtotal 8.5 0.10 48.2 0.66 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (1.8) (0.02) (21.6) (0.29) Mark-to-market swap gain (1.7) (0.02) (4.9) (0.07) Tax allocation from other comprehensive income (1.1) (0.01) (1.4) (0.02) Impact of tax rate changes - - (1.8) (0.03) Subtotal (4.6) (0.05) (29.7) (0.41) Total adjustments 3.9 0.05 18.5 0.25 As adjusted $15.2 $0.20 $36.8 $0.49 Weighted average number of diluted shares outstanding 76,237 74,851 Full Year 2009 Fourth Quarter 2009 (a) The tax effects of the adjustments are $3.2 million for the fourth quarter 2009 and $25.3 million for the full year 2009, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occured, adjusted for the impact of certain valuation allowances. (a)

Tax Provision Reconciliation – Fourth Quarter 2009 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) (b) Net loss (income) attributable to noncontrolling interest Income (loss) from continuing operations As reported $24.0 $10.3 $(2.4) $11.3 Adjustments to expenses from continuing operations: Restructuring and other severance costs 4.8 1.4 3.4 Acquisition and disposal costs 3.0 0.4 2.6 Losses on asset sales and other 0.8 0.2 0.6 Systems/organization establishment expenses 0.8 0.2 (0.2) 0.4 Other 0.9 (0.6) 1.5 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (0.6) 1.2 (1.8) Mark-to-market swap gain (a) (2.6) (0.5) 0.4 (1.7) Tax allocation from other comprehensive income - 1.1 (1.1) As adjusted $31.1 $13.7 $(2.2) $15.2 (a) MTM gain / loss in the US is not tax effected because of valuation allowances. Fourth Quarter 2009 (b) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occured, adjusted for the impact of certain valuation allowances. Tax provision affected by domestic losses that are not tax benefitted.

Consolidated Net Debt

($M)	March 31, 2009 as reported	March 31, 2009 Covenant (proforma) [c]	June 30, 2009 as reported	June 30, 2009 Covenant	September 30, 2009 as reported	September 30, 2009 Covenant	December 31, 2009 as reported	December 31, 2009 Covenant
Balance Sheet FX-Rate	*1.33*	*1.42*	*1.40*	*1.37*	*1.46*	*1.35*	*1.43*	*1.39*
LTM Adj EBITDA - as reported	**$578.8**	**$578.8**	**$529.0**	**$529.0**	**$517.0**	**$517.0**	**$540.5**	**$540.5**
Acquisition related and other adjustments [a]		48.1		32.0		8.8		(0.2)
LTM Adj EBITDA - for covenant purposes	**$578.8**	**$626.9**	**$529.0**	**$561.0**	**$517.0**	**$525.7**	**$540.5**	**$540.3**
Net Debt [b]								
TiO2 Venture Revolver	-	-	-	-	14.6	13.5	14.3	13.9
Rockwood Term Loans	1,486.8	1,516.5	1,510.7	1,501.2	1,516.5	1,483.5	1,506.9	1,495.5
TiO2 Venture Term Loan	331.3	355.6	343.8	336.2	358.7	331.8	343.7	334.6
Assumed Debt	101.9	106.2	104.2	98.1	106.7	96.0	105.3	97.0
Sr. Sub. Notes 2014	666.1		551.0		566.1		558.2	
Total Debt	**$2,586.0**	**$1,978.3**	**$2,509.7**	**$1,935.6**	**$2,562.7**	**$1,924.8**	**$2,528.3**	**$1,941.0**
Cash	(327.1)	(100.0)	(203.0)	(100.0)	(287.8)	(100.0)	(300.5)	(100.0)
Net Debt	**$2,258.9**	**$1,878.3**	**$2,306.7**	**$1,835.6**	**$2,274.9**	**$1,824.8**	**$2,227.9**	**$1,841.0**
Covenant - as calculated		**3.00 x**		**3.27 x**		**3.47 x**		**3.41 x**
- with full cash		**2.63 x**		**3.09 x**		**3.11 x**		**3.04 x**
Covenant per Credit Agreement		4.40 x		4.40 x		4.40 x		4.40 x

(a) Including proforma Adjusted EBITDA as well as anticipated synergies for the acquired businesses.
(b) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $100 million and converts Euro denominated debt at average Euro-rate during LTM period.
(c) March proforma calculation for Amendment completed on June 15, 2009.

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ROCKWOOD HOLDINGS, INC. 22

Net Debt / LTM Adjusted EBITDA Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc. Covenant leverage ratio definition changed from Net Total Debt to Adjusted EBITDA to Net Secured Debt to Adjusted EBITDA on June 15, 2009 Covenant Calculation based on senior debt only not to exceed 4.4x Rockwood at 3.0x at Dec. 31 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 Total Net Debt (using total Cash) to LTM Adj. EBITDA Covenant Net Debt (using total Cash) to LTM Adj. EBITDA

Free Cash Flow ($M) Fourth Quarter 2009 Full Year 2009 Adjusted EBITDA $154.9 $540.5 WC Change (a) 40.7 117.0 Cash Taxes (b) (13.3) (31.7) Cash Interest (c) (47.6) (174.1) Cash From Operating Activities (d) $134.7 $451.7 CAPEX (e) (37.3) (152.7) Free Cash Flow $97.4 $299.0 (a) (b) Equals tax provision minus deferred income tax. (c) Interest expense, net minus deferred financing costs and MTM of Swaps. (d) (e) CAPEX net of proceeds on sale of property, plant and equipment. Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. Excludes $42.2 million for the fourth quarter and $84.7 million for the full year of special items, net (primarily restructuring and interest rate swap termination payment).

Appendices

Reconciliation of Net Income to Adjusted EBITDA ($M) 2009 2008 2009 2008 Net income (loss) attributable to Rockwood Holdings, Inc. 10.8 (690.8) 21.1 (588.4) Net gain (loss) attributable to noncontrolling interest 2.4 (83.2) (3.8) (83.6) Net income (loss) 13.2 (774.0) 17.3 (672.0) Income tax provision (benefit) 10.3 (74.5) 17.2 (23.9) Loss (income) from discontinued operations, net of tax 0.5 (0.4) (2.8) (3.3) Gain on sale of discontinued operations, net of tax - (42.9) - (42.9) Income (loss) from continuing operations before taxes 24.0 (891.8) 31.7 (742.1) Interest expense 47.6 91.4 180.2 231.1 Interest income (0.9) (1.8) (2.1) (6.0) Depreciation and amortization 74.5 68.3 283.0 258.9 Goodwill impairment charges - 809.5 - 809.5 Restructuring and other severance costs 4.8 29.6 20.8 35.3 Systems/organization establishment expenses 0.8 5.8 6.3 12.9 Acquisition and disposal costs 3.0 0.8 3.0 1.7 Inventory write-up charges - 2.7 - 6.9 (Gain) loss on early extinguishment of debt, net - (4.0) 26.6 (4.0) Loss (gain) on sale of assets and other 0.8 (0.6) 0.5 (2.4) Acquired in-process research and development - 0.1 - 2.9 Foreign exchange (gain) loss, net (0.6) 20.1 (16.0) 32.3 Other 0.9 1.3 6.5 1.9 Adjusted EBITDA from continuing operations $154.9 $131.4 $540.5 $638.9 Discontinued Operations - Pool & Spa Chemicals - 0.3 - 5.4 Total Adjusted EBITDA $154.9 $131.7 $540.5 $644.3 Full Year Fourth Quarter

Reconciliation of Pre-Tax Income to Adjusted EBITDA - Fourth Quarter

($M) Fourth Quarter 2009	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**26.8**	**(6.4)**	**5.9**	**6.8**	**3.5**	**(12.6)**	**24.0**
Interest expense	19.7	8.7	4.9	10.0	2.8	1.5	47.6
Interest income	-	0.1	(1.3)	0.2	-	0.1	(0.9)
Depreciation and amortization	19.2	16.3	21.5	13.9	2.4	1.2	74.5
Restructuring and other severance costs	1.4	0.7	-	1.6	-	1.1	4.8
Systems/organization establishment expenses	0.1	0.4	0.6	-	-	(0.3)	0.8
Acquisition and disposal costs	0.1	2.7	0.1	-	-	0.1	3.0
Loss on sale of assets and other	0.6	-	-	0.2	-	-	0.8
Foreign exchange loss (gain), net	1.8	0.1	-	(0.4)	-	(2.1)	(0.6)
Other	0.1	1.3	-	0.1	(0.2)	(0.4)	0.9
Adjusted EBITDA	**$69.8**	**$23.9**	**$31.7**	**$32.4**	**$8.5**	**$(11.4)**	**$154.9**

Fourth Quarter 2008	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**17.8**	**(483.7)**	**(257.3)**	**2.1**	**(103.6)**	**(67.1)**	**(891.8)**
Interest expense	15.2	7.8	11.3	7.8	2.4	46.9	91.4
Interest income	(0.3)	0.2	(0.1)	(0.1)	(0.1)	(1.4)	(1.8)
Depreciation and amortization	18.7	16.3	17.0	11.4	3.0	1.9	68.3
Goodwill impairment charges	-	456.6	247.7	-	105.2	-	809.5
Restructuring and other severance costs	16.4	7.1	0.2	3.6	0.3	2.0	29.6
Systems/organization establishment expenses	1.3	1.5	2.7	-	0.1	0.2	5.8
Acquisition and disposal costs	-	0.8	-	-	-	-	0.8
Inventory write-up charges	0.2	-	1.2	1.3	-	-	2.7
Gain on early extinguishment of debt	-	-	-	-	-	(4.0)	(4.0)
(Gain) loss on sale of assets and other	(0.8)	-	0.3	(0.1)	-	-	(0.6)
Acquired in-process research and development	-	(0.2)	-	0.3	-	-	0.1
Foreign exchange loss (gain), net	2.9	0.2	(0.2)	2.3	-	14.9	20.1
Other	0.2	1.0	0.1	0.1	-	(0.1)	1.3
Adjusted EBITDA	**$71.6**	**$7.6**	**$22.9**	**$28.7**	**$7.3**	**$(6.7)**	**$131.4**
Disc. Operations - Pool & Spa Chemicals	-	0.3	-	-	-	-	0.3
Total Adjusted EBITDA	**$71.6**	**$7.9**	**$22.9**	**$28.7**	**$7.3**	**$(6.7)**	**$131.7**

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Reconciliation of Pre-Tax Income to Adjusted EBITDA – Full Year

($M) Full Year 2009	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**86.5**	**(15.0)**	**(8.3)**	**5.3**	**12.2**	**(49.0)**	**31.7**
Interest expense	69.2	31.4	26.3	36.3	10.2	6.8	180.2
Interest income	(0.9)	0.4	(1.7)	(0.2)	-	0.3	(2.1)
Depreciation and amortization	74.1	62.7	77.7	52.0	10.7	5.8	283.0
Restructuring and other severance costs	5.8	6.3	0.1	7.1	0.2	1.3	20.8
Systems/organization establishment expenses	0.7	2.1	3.1	0.3	-	0.1	6.3
Acquisition and disposal costs	0.1	2.7	0.1	-	-	0.1	3.0
Loss on early extinguishment of debt, net	11.6	2.4	-	7.2	0.8	4.6	26.6
Loss on sale of assets and other	0.3	-	-	0.2	-	-	0.5
Foreign exchange (gain) loss, net	(4.2)	0.1	-	(0.6)	-	(11.3)	(16.0)
Other	2.5	2.0	-	0.1	(0.1)	2.0	6.5
Adjusted EBITDA	**$245.7**	**$95.1**	**$97.3**	**$107.7**	**$34.0**	**$(39.3)**	**$540.5**

Full Year 2008	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**166.5**	**(470.6)**	**(266.3)**	**61.3**	**(92.8)**	**(140.2)**	**(742.1)**
Interest expense	56.2	30.4	37.9	34.2	9.3	63.1	231.1
Interest income	(1.2)	1.3	(0.2)	(0.2)	(0.5)	(5.2)	(6.0)
Depreciation and amortization	69.7	67.2	56.3	47.0	11.3	7.4	258.9
Goodwill impairment charges	-	456.6	247.7	-	105.2	-	809.5
Restructuring and other severance costs	17.2	10.3	0.2	4.5	0.7	2.4	35.3
Systems/organization establishment expenses	2.7	5.1	3.4	0.3	0.4	1.0	12.9
Acquisition and disposal costs	-	0.9	-	-	0.4	0.4	1.7
Inventory write-up charges	0.8	1.5	3.3	1.3	-	-	6.9
Gain on early extinguishment of debt	-	-	-	-	-	(4.0)	(4.0)
(Gain) loss on sale of assets and other	(1.3)	-	1.1	0.1	-	(2.3)	(2.4)
Acquired in-process research and development	-	2.6	-	0.3	-	-	2.9
Foreign exchange loss (gain), net	2.9	0.3	(0.3)	1.4	-	28.0	32.3
Other	(0.5)	1.5	-	-	-	0.9	1.9
Adjusted EBITDA	**$313.0**	**$107.1**	**$83.1**	**$150.2**	**$34.0**	**$(48.5)**	**$638.9**
Disc. Operations - Pool & Spa Chemicals	-	5.4	-	-	-	-	5.4
Total Adjusted EBITDA	**$313.0**	**$112.5**	**$83.1**	**$150.2**	**$34.0**	**$(48.5)**	**$644.3**

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Constant Currency Effect on Results – Fourth Quarter ($M) Constant Currency basis Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Net Sales Specialty Chemicals 7.7 2.9 21.8 (14.1) (5.3) Performance Additives (4.9) (3.1) 6.0 (10.9) (6.9) Titanium Dioxide Pigments 31.5 20.5 19.9 11.6 7.5 Advanced Ceramics 17.6 17.4 11.2 6.4 6.3 Specialty Compounds 2.5 4.9 1.5 1.0 2.0 Corporate and Other (0.4) (21.1) 0.2 (0.6) (31.6) Net Sales - cont. ops. $54.0 7.4% $60.6 $(6.6) (0.9) % Disc. Ops. - Pool & Spa Chemicals (2.9) (100.0) - (2.9) (100.0) Total Net Sales $51.1 7.0% $60.6 $(9.5) (1.3) % Adjusted EBITDA Specialty Chemicals (1.8) (2.5) 4.3 (6.1) (8.5) Performance Additives 16.3 214.5 0.9 15.4 202.6 Titanium Dioxide Pigments 8.8 38.4 3.3 5.5 24.0 Advanced Ceramics 3.7 12.9 3.4 0.3 1.0 Specialty Compounds 1.2 16.4 0.2 1.0 13.7 Corporate and Other (4.7) (70.1) (0.3) (4.4) (65.7) Adjusted EBITDA - cont. ops. $23.5 17.9% $11.8 $11.7 8.9 % Disc. Ops. - Pool & Spa Chemicals (0.3) (100.0) - (0.3) (100.0) Total Adjusted EBITDA $23.2 17.6% $11.8 $11.4 8.7 % Change: Fourth Quarter 2009 versus 2008 (a) The constant currency effect is the translation impact calculated based on the change in the applicable rate, primarily the euro, to the U.S. dollar exchange rate for the applicable period. (a)

Constant Currency Effect on Results – Full Year

($M)	Change: Full Year 2009 versus 2008				
				Constant Currency basis	
	Total Change in $	Total Change in %	Constant Currency Effect in $ (a)	Net Change in $	Net Change in %
Net Sales					
Specialty Chemicals	(236.0)	(19.1)	(44.9)	(191.1)	(15.5)
Performance Additives	(164.1)	(19.6)	(31.2)	(132.9)	(15.9)
Titanium Dioxide Pigments	131.5	24.6	(9.0)	140.5	26.3
Advanced Ceramics	(93.7)	(18.5)	(17.3)	(76.4)	(15.1)
Specialty Compounds	(50.8)	(19.4)	(12.2)	(38.6)	(14.8)
Corporate and Other	(4.1)	(42.3)	(0.3)	(3.8)	(39.2)
Net Sales - cont. ops.	**$(417.2)**	**(12.3) %**	**$(114.9)**	**$(302.3)**	**(8.9) %**
Disc. Ops. - Pool & Spa Chemicals	(54.9)	(100.0)	-	(54.9)	(100.0)
Total Net Sales	**$(472.1)**	**(13.7) %**	**$(114.9)**	**$(357.2)**	**(10.4) %**
Adjusted EBITDA					
Specialty Chemicals	(67.3)	(21.5)	(6.2)	(61.1)	(19.5)
Performance Additives	(12.0)	(11.2)	(4.1)	(7.9)	(7.4)
Titanium Dioxide Pigments	14.2	17.1	(1.0)	15.2	18.3
Advanced Ceramics	(42.5)	(28.3)	(4.5)	(38.0)	(25.3)
Specialty Compounds	-	-	(1.3)	1.3	3.8
Corporate and Other	9.2	19.0	0.7	8.5	17.5
Adjusted EBITDA - cont. ops.	**$(98.4)**	**(15.4) %**	**$(16.4)**	**$(82.0)**	**(12.8) %**
Disc. Ops. - Pool & Spa Chemicals	(5.4)	(100.0)	-	(5.4)	(100.0)
Total Adjusted EBITDA	**$(103.8)**	**(16.1) %**	**$(16.4)**	**$(87.4)**	**(13.6) %**

(a) The constant currency effect is the translation impact calculated based on the change in the applicable rate, primarily the euro, to the U.S. dollar exchange rate for the applicable period.

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Reconciliation of Net Income/EPS – Fourth Quarter Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $11.3 $0.15 $(734.1) $(9.91) Anti-dilution adjustment - - - 0.02 Adjustments to expenses from continuing operations: Restructuring and other severance costs 3.4 0.04 22.3 0.30 Acquisition and disposal costs 2.6 0.03 0.8 0.01 Losses on asset sales and other 0.6 0.01 - - Systems/organization establishment expenses 0.4 0.01 3.8 0.05 Goodwill impairment charges - - 675.7 9.11 Mark-to-market swap loss - - 42.9 0.58 Foreign exchange losses on financing activities - - 35.6 0.48 Inventory write-up charges - - 1.7 0.02 Other 1.5 0.01 0.9 0.01 Subtotal 8.5 0.10 783.7 10.56 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (1.8) (0.02) - - Mark-to-market swap gain (1.7) (0.02) - - Tax allocation from other comprehensive income (1.1) (0.01) (27.3) (0.37) Gain on early extinguishment of debt, net - - (4.0) (0.05) Impact of tax rate changes - - (3.6) (0.05) Gains on asset sales and other - - (0.4) (0.01) Subtotal (4.6) (0.05) (35.3) (0.48) Total adjustments 3.9 0.05 748.4 10.10 As adjusted $15.2 $0.20 $14.3 $0.19 Weighted average number of diluted shares outstanding 76,237 74,209 (a) The tax effects of the adjustments are $3.2 million and $161.6 million for the fourth quarter 2009 and 2008, respectively, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occured, adjusted for the impact of certain valuation allowances. Fourth Quarter 2009 Fourth Quarter 2008 (b) The effect of stock-based awards is excluded from as reported diluted EPS as it is anti-dilutive. However, on an adjusted basis, these awards are dilutive; for the fourth quarter 2008 normalized diluted shares outstanding were 74,209 compared to as reported diluted shares outstanding of 74,059. (c) Includes anti-dilution adjustment. See (b). (a) (b) (c)

Reconciliation of Net Income/EPS – Full Year Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $18.3 $0.24 $(634.6) $(8.58) Anti-dilution adjustment - - - 0.24 Adjustments to expenses from continuing operations: Loss on early extinguishment of debt, net 19.4 0.26 - - Restructuring and other severance costs 15.9 0.21 26.5 0.35 Systems/organization establishment expenses 4.2 0.06 9.7 0.13 Acquisition and disposal costs 2.6 0.03 1.5 0.02 Losses on asset sales and other 0.4 0.01 - - Goodwill impairment charges - - 675.7 8.88 Foreign exchange losses on financing activities - - 53.1 0.70 Mark-to-market swap loss - - 49.4 0.65 Inventory write-up charges - - 4.2 0.05 Other 5.7 0.09 3.5 0.04 Subtotal 48.2 0.66 823.6 10.82 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (21.6) (0.29) - - Mark-to-market swap gain (4.9) (0.07) - - Impact of tax rate changes (1.8) (0.03) (3.6) (0.05) Tax allocation from other comprehensive income (1.4) (0.02) (35.2) (0.46) Gain on early extinguishment of debt, net - - (4.0) (0.05) Gains on asset sales and other - - (2.3) (0.03) Subtotal (29.7) (0.41) (45.1) (0.59) Total adjustments 18.5 0.25 778.5 10.47 As adjusted $36.8 $0.49 $143.9 $1.89 Weighted average number of diluted shares outstanding 74,851 76,092 (a) The tax effects of the adjustments are $25.3 million and $170.0 million for the full year 2009 and 2008, respectively, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occured, adjusted for the impact of certain valuation allowances. (b) The effect of stock-based awards is excluded from as reported diluted EPS as it is anti-dilutive. However, on an adjusted basis, these awards are dilutive; for the full year 2008 normalized diluted shares outstanding were 76,092 compared to as reported diluted shares outstanding of 73,983. (c) Includes anti-dilution adjustment. See (b). Full Year 2009 Full Year 2008 (a) (b) (c)

Tax Provision Reconciliation – Full Year 2009 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) (b) Net loss (income) attributable to noncontrolling interest Income (loss) from continuing operations As reported $31.7 $17.2 $3.8 $18.3 Adjustments to expenses from continuing operations: Loss on early extinguishment of debt, net 26.6 7.2 19.4 Restructuring and other severance costs 20.8 4.9 15.9 Systems/organization establishment expenses 6.3 1.2 (0.9) 4.2 Acquisition and disposal costs 3.0 0.4 2.6 Losses on asset sales and other 0.5 0.1 0.4 Other 6.5 0.8 5.7 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (16.0) 5.7 0.1 (21.6) Mark-to-market swap gain (a) (3.9) 0.5 (0.5) (4.9) Impact of tax rate changes - 1.8 (1.8) Tax allocation from other comprehensive income - 1.4 (1.4) As adjusted $75.5 $41.2 $2.5 $36.8 (a) MTM gain / loss in the US is not tax effected because of valuation allowances. Full Year 2009 (b) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occured, adjusted for the impact of certain valuation allowances. Tax provision affected by domestic losses that are not tax benefitted.

Tax Provision Reconciliation 2008 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) (c) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) (c) As reported $(891.8) $(74.5) $(742.1) $(23.9) Adjustments to expenses from continuing operations: Restructuring and other severance costs 29.6 7.2 35.3 8.7 Acquisition and disposal costs 0.8 - 1.7 0.2 Systems/organization establishment expenses 5.8 1.2 12.9 2.4 Goodwill impairment charges 809.5 55.0 809.5 55.0 Mark-to-market swap loss (a) 44.7 0.8 51.5 1.1 Foreign exchange losses on financing activities (b) 20.1 (15.5) 32.3 (20.8) Inventory write-up charges 2.7 0.7 6.9 1.8 Other 1.4 (0.2) 4.8 0.6 Adjustments to income from continuing operations: Tax allocation from other comprehensive income 27.3 35.2 Gain on early extinguishment of debt (4.0) - (4.0) - Impact of tax rate changes - 3.6 - 3.6 Gains on asset sales and other (0.6) (0.2) (2.4) (0.1) As adjusted $18.2 $5.4 $206.4 $63.8 (a) MTM gain / loss in the US is not tax effected because of valuation allowances. (b) Tax provision on FX gains / losses is impacted by a permanent difference in a UK subsidiary. Fourth Quarter 2008 Full Year 2008 (c) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occured, adjusted for the impact of certain valuation allowances. Tax provision affected by domestic losses that are not tax benefitted plus permanent differences.

Reconciliation of Net Cash to Adjusted EBITDA Fourth Quarter Full Year ($M) 2009 2009 Net cash provided by operating activities $92.5 $367.0 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions (9.0) (68.9) Current portion of income tax provision 13.3 31.7 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 47.6 174.1 Restructuring and other severance costs 4.8 20.8 Systems/organization establishment expenses 0.8 6.3 Acquisition and disposal costs 3.0 3.0 Bad debt provision 0.2 (0.5) Losses on asset sales and other 0.8 0.5 Other 0.9 6.5 Adjusted EBITDA - continuing operations $154.9 $540.5